UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant To Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive proxy statement

☒	Definitive additional materials

☐	Soliciting material pursuant to § 240.14a-12

OptiNose, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

On April 22, 2025, OptNose, Inc. made the following communications in connection with its pending transaction with Paratek Pharmaceuticals, Inc.

Email From Ramy to All Colleagues

Subject: Business Update

April 22, 2025

Friends,

In accordance with our commitment to communicate about our potential merger transaction with Paratek Pharmaceuticals, I am writing with several updates.

As you know, we are a public company, and the approval of our shareholders is required for the merger transaction to proceed. Last week a definitive Proxy Statement was filed with the SEC and is being distributed to all Optinose shareholders of record as of the close of business on April 7, 2025. May 16th has been set as the date for the special meeting of shareholders to vote on the merger and related matters. In the event that the proposed merger is approved by our shareholders at the special meeting on May 16th, we expect the merger to close on or around May 21st, assuming all other conditions to closing are satisfied.

A new FAQ will soon be posted to Xaminer related to the proxy and shareholder vote. I encourage you to review the definitive Proxy Statement carefully, including the section entitled “Questions and Answers About the Special Meeting and the Merger,” and to take timely action to vote your shares by proxy. In particular, be aware that because a “FOR” vote is required from more than half of all eligible shares (and not just more than half of the shares who vote), any failure to vote, any broker non-vote and any “ABSTAIN” vote is effectively a vote “AGAINST” the transaction.

In addition, last week, for the first time since announcing the proposed merger transaction, we hosted the Paratek Executive Leadership Team here in Yardley and had a productive in-person exchange of information. As a follow up to the meeting, we expect to be able to share additional information with you shortly about Paratek’s plans, contingent on closing, for maintaining continuity of operations and for future growth.

For the time being, each of us should continue to maintain focus on achieving our articulated 2025 goals and objectives. On behalf of the entire Management team, we thank you for your enduring commitment to ensuring XHANCE® can get to millions of CS patients in need.

Frequently Asked Questions

Relating to Voting on the Proposed Merger

This document is intended to provide questions and answers specifically tailored to colleagues at Optinose.

For additional information, please see “Frequently Asked Questions Merger of Optinose and Paratek 2025 Transaction and Rationale” on Xaminer and the definitive Proxy Statement for the Special Meeting of Optinose Stockholders to be held on May 16, 2025 as filed with the SEC on April 15, 2025 and available under the “Investors - SEC Filings” section of optinose.com.

I have shares of Optinose common stock held at Morgan Stanley (Shareworks). How will I receive my proxy statement?

•	Colleagues that owned shares of Optinose common stock as of the close of business of April 7, 2025 that are held at Morgan Stanley (Shareworks) will receive their proxy by mail to their address of record in Shareworks, unless you have opted to receive electronic communications.

I hold Optinose shares at another broker. How will I receive my proxy statement?

•	If you held shares of Optinose common stock as of the close of business on April 7, 2025 at another broker, you will receive proxy materials from that broker in the way in which you elected to receive information from that broker.

Why can’t I just vote any shares I own together?

•	If you hold your shares of Optinose common stock in multiple accounts, then you likely will receive a proxy statement and a proxy card (or voting instruction card) for each account which will need to be voted separately. Each proxy card (or voting instruction card) has a unique voting control number and will only vote the shares covered by that specific proxy card (or voting instruction card). Therefore, it is important that you follow the instructions on each proxy card (and voting instruction card) that you receive in order to ensure all of your shares are voted.

When and where is the stockholder meeting?

•	The special meeting of Company stockholders will be held on Friday, May 16, 2025 at 9:00 AM (eastern time) at our offices in Yardley.

Am I entitled to attend and vote at the stockholder meeting?

•	Colleagues who were stockholders of record or who were beneficial owners of Optinose common stock as of the close of business on April 7, 2025 are entitled to attend and vote at the special meeting.
•	Stockholders typically vote by proxy ahead of the meeting.

What is the deadline for voting by proxy?

•	All proxy votes must be cast by 11:59 PM (eastern time) on May 15th, in order to ensure your proxy vote will be counted.

How does the Board of Directors recommend that I vote?

•	The Board of Directors recommends that stockholders vote:
o	FOR the merger proposal
o	FOR the advisory compensation proposal
o	FOR the adjournment proposal

How do the Company’s directors and executive officers intend to vote?

•	As described in further detail in the proxy statement, each of the Company’s directors and executive officers has agreed to vote all of his or her shares in favor of the merger and the adoption of the merger agreement and in favor of any other matters necessary for the consummation of the merger and the other transactions contemplated by the merger agreement.
•	The Board has recommended that stockholders vote in favor of the merger and the adoption of the merger agreement.

I have both options and RSUs – what can I vote?

•	Options and RSUs are not yet vested shares, and therefore, not eligible to be voted.
•	However, previously granted RSUs that have vested are now shares and, if you held such shares as of the close of business on April 7, 2024, are eligible to be voted.

What vote of Company stockholders is required to approve each of the proposals?

•	The approval of the merger proposal requires the affirmative vote (in person or by proxy) of the holders of a majority of the outstanding shares of Company common stock entitled to vote on the matter.
•	Please note that abstentions, failures to vote (including a failure to authorize a proxy to vote on a Company stockholder’s behalf) and broker non-votes (if any) will have the same effect as a vote “AGAINST” the merger agreement proposal.

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Forward-Looking Statements

This communication, and any documents to which the Company refers in this communication, contain not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often include the words “forecast,” “expect,” “believe,” “will,” “intend,” “plan,” and words of similar substance. Such forward-looking statements include the expected completion and timing of the proposed transaction and other information relating to the proposed transaction. Such forward-looking statements are subject to risks and uncertainties that could cause actual results or performance to differ materially from those expressed in or contemplated by the forward-looking statements, including the following: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the Company’s common stock; (ii) risks related to the satisfaction of the conditions to closing the Merger (including the failure to obtain necessary regulatory approvals) in the anticipated timeframe or at all, including uncertainties as whether the stockholders of the Company will approve the acquisition; (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (iv) risks relating to the achievement of the milestones necessary for the payment of any contingent value rights; (v) disruption from the pending Merger making it more difficult to maintain business and operational relationships, including with customers, vendors, service providers, independent sales representatives, agents or agencies; (vi) risk related to the pending Merger diverting the Company management’s attention from the ongoing business operations of its business; (vii) negative effects of the announcement of the Merger or the consummation of the Merger on the market price of the Company’s common stock and on the Company’s operating results; (viii) significant transaction costs; (ix) unknown liabilities; (x) the risk of litigation, including shareholder litigation, and/or regulatory actions, including any conditions, limitations or restrictions placed on approvals by any applicable governmental entities, related to the Merger; and (xi) other risks described in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”).

The list of factors that may affect actual results and the accuracy of forward-looking statements is illustrative and is not intended to be exhaustive. Readers are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof. The Company undertakes no obligation to update any of these forward-looking statements as the result of new information or to reflect events or circumstances after the date of this communication or to reflect actual outcomes, expect as required by law, and expressly disclaims any obligation to revise or update any forward-looking statement to reflect future events or circumstances.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed transaction, on April 15, 2025, the Company filed a definitive proxy statement, and has filed and may file other materials relating to the proposed transaction with the SEC. Beginning on April 16, 2025, the Company mailed the definitive proxy statement to its stockholders. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the proxy statement and other related documents that the Company files with the SEC at the SEC’s website at www.sec.gov, and on the Company’s website at www.optinose.com and clicking on the “Investors” link and then clicking on the “SEC Filings” link. In addition, the proxy statement and other documents may be obtained free of charge by directing a request to OptiNose, Inc., Corporate Secretary, 777 Township Line Road, Suite 300, Yardley, PA 19067, telephone: (267) 364-3500.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. Information regarding the Company’s directors and executive officers can be found in the Company’s definitive proxy statement filed with the SEC on April 26, 2024. Additional information regarding the interests of the Company’s directors and executive officers in the proposed transaction is included in the proxy statement described above. These documents are available free of charge at the SEC’s website at www.sec.gov and the Company’s website at www.optinose.com.